Exhibit 99.1

To the Board of Directors (Premier Holding Corporation)

and Members of
Lexington Power & Light, LLC.

We have audited the accompanying balance sheets of Lexington Power & Light, LLC (“the Company”) as of December 31, 2013 and 2012, and the related statements of operations, members’ equity (deficit), and cash flows for the years ended December 31, 2013 and 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that we considered appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years ended December 31, 2013 and 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Anton & Chia, LLP

Newport Beach, California
January 09, 2015

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Lexington Power && Light, LLC

Balance Sheets

As of December 31, 2013 and 2012

	2013	2012
ASSETS
Current Assets
Cash	$53,786	$107,083
Accounts Receivable	907,482	557,310
Accrued Revenue	486,320	116,815
Inventory	23,590	–
Collateral Postings	77,117	77,765
Prepaid Expenses	81,427	25,143
Other Current Assets	–	25,492
Total Current Assets	1,629,722	909,608
Fixed Assets, Net of Accumulated Depreciation	2,220	3,701
Collateral Deposit	200,000	200,000
TOTAL ASSETS	$1,831,942	$1,113,309
LIABILITIES AND MEMBERS' DEFICIT
Current Liabilities
Accounts Payable and Accrued Expenses	$1,224,753	$759,671
Deferred Supply Payable	551,037	362,724
Notes Payable	789,347	78,290
Notes Payable - Related Parties	271,397	115,113
Taxes Payable	43,819	62,075
Total Current Liabilities	2,880,353	1,377,873
Long Term Note Payable	200,000	200,000
Total Liabilities	3,080,353	1,577,873
Commitments and Contingencies
Members' Deficit	(1,248,411)	(464,564)
TOTAL LIABILITIES AND MEMBERS' DEFICIT	$1,831,942	$1,113,309

See accompanying notes to financial statements

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Lexington Power && Light, LLC

Statements of Operations

For The Years Ended December 31, 2013 and 2012

	2013	2012
Sales	9,522,963	5,144,107

Cost of Sales	8,296,610	4,515,286

Gross Profit	1,226,353	628,821
General and Administrative Expenses	1,693,178	1,054,914
Loss From Operations	(466,825)	(426,093)
Other Items
Interest Expense	(270,988)	(136,640)
Loss Contingency	(40,000)	–
Other Expenses	(6,034)	(88)
Net Loss	(783,847)	(562,821)

See accompanying notes to financial statements

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Lexington Power & Light, LLC

Statement of Members' Equity (Deficit)

For the Years Ended December 31, 2013 and 2012

Balance, December 31, 2011	$98,257

Add: Contributions	–

Less: Distributions	–

Net Loss For The Year Ended December 31, 2012	(562,821)

Balance, December 31, 2012	$(464,564)

Add: Contributions	–

Less: Distributions	–

Net Loss For The Year Ended
December 31, 2013	(783,847)

Balance, December 31, 2013	$(1,248,411)

See accompanying notes to financial statements

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Lexington Power & Light, LLC

Statement of Cash Flows

	December 31,
	2013	2012
Cash Flows from Operating Activities:
Net Loss	$(783,847)	$(562,821)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Depreciation and Amortization	1,481	2,468
Changes in Operating Assets and Liabilities:
Accounts Receivable	(350,172)	(281,386)
Accrued Revenue	(369,505)	12,993
Inventory	(23,590)	–
Collateral Postings	648	(3,660)
Prepaid Expenses	(56,284)	(851)
Other Current Assets	25,492	50,985
Accounts Payable and Accrued Expenses	465,082	528,125
Deferred Supply Payable	188,313	362,724
Taxes Payable	(18,256)	37,292
Total Adjustments	(136,791)	708,690
Net cash provided by (used in) operating activities	(920,638)	145,869

Cash Flows from Financing Activities:
Advances (Repayment) of Notes Payable - Related Parties, Net	156,284	(114,887)
Advances (Repayment) of Notes Payable, Net	711,057	(61,987)
Net cash provided by (used in) financing activities	867,341	(176,874)

Net decrease in cash	(53,297)	(31,005)
Cash, Beginning of Period	107,083	138,088
Cash, End of Period	$53,786	$107,083
Supplemental disclosures:
Interest and Taxes paid:
Interest Expense	$260,065	$122,385
Income Taxes	$–	$–

See accompanying notes to financial statements

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Lexington Power & Light, LLC

Notes to Financial Statements

For The Years Ended December 31, 2013 and 2012

(1) Organization and Business Description

Lexington Power & Light, LLC (“LP&L ” or “the Company”) was incorporated under the laws of the State of New York on July 8, 2010 as a Limited Liability Company. LP&L markets and sells electricity and natural gas to both commercial and residential customers located primarily in five boroughs of New York City and on Long Island. The Company purchases electricity and natural gas on a wholesale basis pursuant to a combined supply and credit facility agreement.

(2) Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash

The Company maintains cash balances in interest and non-interest bearing accounts, which do not currently exceed federally insured limits.

Allowance for Doubtful Accounts

The Company only markets to customers located within the geography of those utilities that have a Purchase of Receivable (“POR”) program. Utilities that participate in the POR program guarantee the collection of customer balances and remittances to the Company. The fee charged by each utility for this service is approximately 2.5% of the gross amount collected each month. As such, an allowance for doubtful accounts as of December 31, 2013 and 2012 is not considered necessary. POR fees for 2013 and 2012 were $233,183 and $121,161, respectively.

Property and Equipment

Property and equipment is stated at historical cost less accumulated depreciation. Maintenance and repairs are expensed as incurred. Upon sale or disposition of assets, any gain or loss is included in the statements of operations. The cost of property and equipment is depreciated using the straight line method over the estimated useful lives of the assets. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the remaining lease term or the estimated useful lives of the improvements.

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Lexington Power & Light, LLC

Notes to Financial Statements

For The Years Ended December 31, 2013 and 2012

Revenue Recognition and Cost of Sales

Revenues and costs of revenues are recognized during the period in which the commodities are delivered to the customer. The Company applies the provisions of FASB Accounting Standards Codification (“ASC”) 605-10, Revenue Recognition in Financial Statements ASC 605-10, which provides guidance on the recognition, presentation, and disclosure of revenue in financial statements filed with the SEC. ASC 605-10 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue from the sale of electricity and natural gas when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the fee is fixed or determinable, and (iv) the collectability is reasonably assured.

Revenue is recognized upon delivery of the commodity to the customer. Billed revenue is recognized when the customer’s meter is read, normally once in a thirty day period. Accrued revenue is calculated for each electric and natural gas customer based on the average daily usage derived from the most recent meter read bill times the number of days from the most recent meter read to the end of the month multiplied by the current selling price. The difference between the accrual at the beginning of the month and the end of the month, up or down, is recorded as an adjustment to Revenue.

Cost of Sales are recognized on a calendar month basis as incurred, except for electric supply and related cost imbalance reconciliations with the Independent System Operators (“ISO”). The imbalance is the difference between the electric supply and related costs scheduled by the Company through its supplier (see Note 5) and the actual electric supply and related costs delivered by the ISO to the customers, which results in four and nine month “true-up” balances on each monthly bill from the ISO. These additional balances are recorded in the month they are billed, or credited, to the Company and not retroactively adjusted.

Customer Acquisition Costs

Customer acquisition costs related to outside third party customer marketing programs are capitalized as prepaid expenses and amortized on a straight-line basis over a twenty-four month period beginning the month after the month in which the costs are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses for the periods presented. Actual results could differ from those estimates.

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Lexington Power & Light, LLC

Notes to Financial Statements

For The Years Ended December 31, 2013 and 2012

Impairment of Long-Lived Assets

The long lived assets held and used by the Company are reviewed for impairment no less frequently than annually or whenever events of changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In the event that facts and circumstances indicate that the cost of any long lived assets may be impaired, an evaluation of recoverability is performed. Management has determined that there was no impairment in the value of long lived assets during the years ended December 31, 2013 and 2012.

Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value are categorized based on whether or not inputs are observable in the market and the degree that the inputs are observable. The categorization of financial assets and liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The Company’s financial instruments primarily consist of cash, accounts receivable and accounts payable. As of the balance sheets, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on balance sheets. This is primarily attributed to the short term maturities of these instruments. The Company did not identify any other non-recurring assets and liabilities that are required to be presented in the balance sheets at fair value.

Income Taxes

LP&L is a Limited Liability Company (“LLC”) and, as such, is not a tax paying entity for federal or state income tax purposes. In lieu of corporation income taxes, the members of the LLC are taxed on their proportionate share of the Company's taxable income and included in their respective income tax returns. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

Inventory

Inventory, which consists of natural gas, is a fungible commodity that is stated at the most recent cost, which is fair market value. The Inventory value at December 31, 2013 and 2012 was $23,590 and $0, respectively.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if adopted would have a material effect on the accompanying financial statements.

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Lexington Power & Light, LLC

Notes to Financial Statements

For The Years Ended December 31, 2013 and 2012

(3) Collateral Postings and Deposit

Collateral Postings and Deposit represent collateral balances held by the ISO for electricity and by various pipeline transmission entities for natural gas. Collateral postings held by the ISO as of December 31, 2013 and 2012 were $38,456 and $33,661, respectively. Natural gas collateral postings as of December 31. 2013 and 2012 were $38,661 and $44,104, respectively. The $200,000 collateral deposit held by the ISO as of December 31, 2013 and 2012 will be repaid by the ISO only when the Company ceases selling electricity to its customers and, as such, has been classified as non-current. All collateral balances are financed pursuant to the current Loan Energy Services Agreement (“LESA”) (see Note 5)

(4) Property and Equipment

Property and Equipment with estimated useful lives of five years consisted of the following at December 31, 2013 and 2012;

	2013	2012
Computer Equipment	$7,711	$7,711
Less: Accumulated Depreciation	(5,491)	(4,010)
Total	$2,220	$3,701

Depreciation expense for 2013 and 2012 was $1,481 and $2,468, respectively.

(5) Loan Energy Services Agreement

In December 2011, LP&L entered into a three year Loan Energy Services Agreement (“LESA”) with a private lender for a $5,000,000 line-of-credit to finance 90% of POR related Accounts Receivable and Accrued Revenue, 80% of Inventory and 80% of the present value of variable and fixed price contracts. The lender charges 10% per annum on the monthly line utilization and the deferred supply balance, if any, plus 1% per annum as a commitment fee on unused portion of the line. Utilization is defined as the largest balance outstanding on any given day during the month that is the total of all collateral postings and deposits, the mark-to-market exposure and the current supply balance payable. The lender also advanced monies that were used for a customer marketing program in 2013 and charges 15% per annum on the outstanding balance related thereto. Total interest expense charged by the lender for 2013 and 2012 was $270,615 and $136,640, respectively.

Also pursuant to the LESA, the lender charges monthly commodity fees based of the volume of electricity and natural gas purchases at a rate of $2.25 per MWh and $.13 per MMBtu, respectively. The lender also charges 2% of the electric capacity purchased each month. The lender charged total commodity fees of $250,586 and $155,485 for 2013 and 2012, respectively, which were included in Cost of Sales

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Lexington Power & Light, LLC

Notes to Financial Statements

For The Years Ended December 31, 2013 and 2012

As required by the LESA, all utility payments from customer collections have been assigned by the Company and are deposited into a bank account controlled by the lender. Disbursements from the controlled account are subject to specific priority (“waterfall”) provisions.

On November 11, 2014 the LESA, which was due to expire on December 21, 2014 was extended to February 28, 2015.

(6) Deferred Supply Payable

The deferred supply payable is the amount of energy supply bills that are not able to be paid from current flow when due, are deferred and financed pursuant to the LESA (see Note 5). The total interest charged by the lender related to the deferred supply balance for 2013 and 2012 was $54,965 and $16,298, respectively.

(7) Notes Payable

Note Payable at December 31, 2013 includes a $200,000 note dated December 11, 2013 due to an unrelated party that was personally guaranteed by the members of the Company. Interest was accrued at a rate of 15% per annum for the initial ninety days and 18% per annum for the period thereafter until December 10, 2014, the maturity date, pursuant to the note agreement. This note, plus accrued interest of $30,844, was paid on October 22, 2014, the closing of the Membership Purchase Agreement (see Note 11)

As of December 31, 2013 notes payable in the amount of $589,347 includes financed collateral postings and marketing program balances of $90,987 and $498,360, respectively, and as of December 31, 2012 notes payable in the amount of $78,290 pertains to only financed collateral postings, pursuant to the LESA (see Note 5). Interest charged by the lender related to the financed collateral postings for 2013 and 2012 was included in the utilization charges of $133,038 and $78,132, respectively. Interest expense related to the financed marketing program for 2013 was $55,199.

(8) Notes Payable – Related Parties

Includes a balance of $75,626 at December 31, 2013 and 2012, which represents monies advanced to the Company by the majority member for working capital. The amount due is unsecured, non-interest bearing and is payable upon demand.

Includes a balance at December 31, 2013 and 2012 of $195,771 and $39,487, respectively, due to an entity that is owned by the members of the Company. This note is non-interest bearing, unsecured and is payable on demand.

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Lexington Power & Light, LLC

Notes to Financial Statements

For The Years Ended December 31, 2013 and 2012

(9) Long Term Note Payable

The Long Term Note Payable is related to the collateral deposit held by the ISO of $200,000 as of December 31, 2013 and 2012 (see Note 7). Interest charged by the lender related to the financed collateral deposit for 2013 and 2012 was included in the utilization charges of $133,038 and $78,132, respectively, pursuant to the LESA (see Note 5).

(10) Commitments and Contingencies:

The Company rents office space under several non-cancelable operating lease agreements in the same commercial building that commenced beginning in March 2014, all of which expires February 28, 2016. The future annual rental payments required under these operating lease agreements for 2014, 2015 and 2016 is $45,724, $46,867 and $7,849, respectively.

As of December 31, 2013, the Company has a contingent liability related to a complaint filed by a single commercial customer with the New York Public Service Commission seeking a reimbursement of $40,000. The Company has determined it appropriate under the circumstances to recognize and record this loss contingency, which has been included in Accounts Payable and Accrued Expenses at December 31, 2013.

(11) Subsequent Events

On October 22, 2014, the closing of the Membership Purchase Agreement, Premier Holding Corp. (“Premier”) acquired 85% of the membership interests of the Company from its owners for 7,500,000 restricted shares of Premier common stock and $500,000 in Promissory Notes, plus earn out payments based on earnings milestones during the twelve months following October 22, 2014. Premier has a contingent funding obligation of $1,000,000 of which $500,000 will be used as working capital for the Company. In addition, Premier has the option to acquire the remaining 15% membership interests from the owners until December 31, 2018 for $20,000,000 payable 50% in cash and 50% in restricted common stock of Premier. Pursuant to the Membership Purchase Agreement, the Company exercised its right to nominate one board member to Premier’s board of directors.

Also on October 22, 2014, the closing of the Membership Purchase Agreement, the Note Payable due to unrelated party in the amount of $200,000, plus accrued interest of $30,844 related thereto, was paid in full (see Note 7).

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